UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 16, 2004


                             SmartServ Online, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                            0-28008               13-3750708
-------------------------------           -----------         ----------------
(State or Other Jurisdiction of           (Commission         (I.R.S. Employer
 Incorporation or Organization)           File Number)       Identification No.)



2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania             19462
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)  Not applicable


(b)  Not applicable


(c)  The following exhibits are filed herewith:


     Exhibit 99.1 Press Release  dated August 16, 2004,  regarding the unaudited financial results for the second quarter ended June 30, 2004.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On August 16, 2004, the Company issued a press release announcing its unaudited financial results for the second quarter ended June 30, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SMARTSERV ONLINE, INC.



Dated:  August 18, 2004                         By: /s/ Robert Pons
                                                   -----------------------------
                                                   Robert Pons,
                                                   Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------

Exhibit 99.1 Press Release dated August 16, 2004, regarding the unaudited financial results for the second quarter ended June 30, 2004.